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                                      FLAG
                                   INVESTORS
                                   TELEPHONE
                                     INCOME
                                      FUND



                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1997

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

o As investors, we are enthusiastic about the growth of telecommunications-based applications. Clearly, many equipment and service providers will benefit from greater demand for information created by the growth of the Internet.

o Recent industry trends are consistent with our long-term view of a major industry with well-established participants that are evolving to a higher growth status. There are attractive investments among the better positioned, well-managed telephone companies as well as among several new entrants.

o It is essential for us to capitalize on opportunities outside the traditional telephone business without compromising our conservative investment discipline.

o Information technology remains in the early stages of development and, as its growth accelerates, all segments of telecommunications should enjoy consistent, long-term expansion.

FUND PERFORMANCE
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES--INCOME VS. APPRECIATION* JANUARY 18, 1984-JUNE 30, 1997



                  [Graph appears here--see plot points below]



                  Value of
                  Original            Total Value
                 Investment          of Investment
                 and Income            (income +
                Distributions        appreciation)

1983              $10,000               $10,000
1984               10,557                11,503
1985               11,392                14,854
1986               12,227                18,539
1987               12,946                18,818
1988               13,650                22,563
1989               14,508                33,588
1990               15,196                31,053
1991               15,909                38,220
1992               16,559                42,976
1993               17,209                50,761
1994               17,890                47,551
1995               18,408                63,451
1996               18,857                71,989
6/97               19,135                83,750

AVERAGE ANNUAL TOTAL RETURN*

                                     Class A           Class B         Class D
  For the periods ended 6/30/97      Shares            Shares          Shares**
-------------------------------------------------------------------------------
  One Year                            20.0%             19.1%             19.6%
-------------------------------------------------------------------------------
  Five Years                          17.6%              --                --
-------------------------------------------------------------------------------
  Ten Years                           15.7%              --                --
-------------------------------------------------------------------------------
  Since Inception                    1/18/84           1/3/95            4/6/93
                                     -------           ------            ------
  (Annualized)                        17.1%             24.6%             14.4%
-------------------------------------------------------------------------------

   *These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. If the sales charge were reflected, the quoted performance would be lower. Performance figures for the classes differ because each class maintains a distinct expense structure. For further details on expense structures, please refer to the Fund's prospectus. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results. Please review the Additional Performance Information on page 8.

  **The Fund has not sold Class D Shares since November 18, 1994, but existing shareholders may reinvest their dividends.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Fellow Shareholders:

     The Flag Investors Telephone Income Fund's Class A Shares had a solid first half of 1997 with a 16.3% gain. The strength in the Regional Bell Operating Company (RBOC) stocks reflected impressive earnings growth and the reduced uncertainty surrounding the Federal Communications Commission's (FCC) implementation of the Telecommunications Act of 1996. In addition to our RBOC holdings, our investments in foreign telecommunications, specialty service and communications equipment sectors posted very favorable first half results. We are pleased to report that your Fund earned Morningstar's category rating of "5" (the highest rating) in the Specialty-Communications Funds Category for the three years ended June 30, 1997.*

THE ROLE OF TELECOMMUNICATIONS IN THE INFORMATION AGE

     We are only beginning to recognize telecommunications' contribution to the development of a more effective use of information. As we become more creative with innovative technology, the value of reliable communication will increase.

        Information Technology is one of those technologies that comes along every 100 years and totally transforms all of society. This technology will be as powerful in its impact as the electric light, printing press, manned flights, or any technology that fundamentally altered the world. It will take longer than pundits think, but when it is complete over a 50 to 60 year cycle, it will have changed every element of commerce and society in ways we cannot even think of today.

                                                        Louis V. Gerstner, Jr.
                                                          IBM Chairman and CEO

     Telecommunications is essential to successfully achieving the world of electronic commerce envisioned by both Mr. Gerstner and us. Society will become more communication intensive as a greater number of homes and businesses rely on timely delivery of accurate information to accomplish everyday objectives.

----------
*Morningstar's category rating system of "1" (lowest) to "5" (highest) shows how well a fund has balanced risk and return relative to other funds in its investment category. It is calculated based on a fund's three-year total return and excludes the effect of sales charge. A "5" rating indicates that a fund has an above average return and low risk. The top 10% of funds in an investment category receive a "5" rating. The Fund's performance ranked #2 out of 12 funds in its investment category for the three years ended June 30, 1997. Past performance is not an indicator of future results.

--------------------------------------------------------------------------------

     To gain perspective on the potential growth of telecommunications, it would be useful to see how far we have progressed since the 1984 breakup of AT&T (and the inception of your Fund). We would like to briefly highlight one of the most recognized catalysts of industry growth, the Internet. In 1984, few people knew of the Internet and even fewer dreamed of its future potential. Originally designed to be used by select members of government and academia, it is estimated by Jupiter Communications, a computer research firm, that there were
23.4 million Internet households worldwide in 1996. Jupiter projects that 66.6 million households will have access to the Internet by 2000. In addition, Forrester Research, a technology market research firm, forecasts that revenues from United States commercial Internet usage will grow to $10.4 billion in 2000.

     As investors, we are enthusiastic about the growth of telecommunications-based applications. Clearly, many equipment and service providers will benefit from greater demand for information created by the growth of the Internet and other influences. Our objective is to own companies that pursue long-term strategies and are positioned to achieve a disproportionately higher share of an expanding market. It is also important to us that companies have a business model designed to maximize return on invested capital.

INDUSTRY REVIEW

     We are seeing gradual but steady progress toward full implementation of the Telecommunications Act, which is intended to create a more level playing field. Recent FCC orders creating competitive guidelines have been viewed by the RBOCs as manageable and are not expected to impede future growth strategies. Moreover, as the key remaining issues have become more matters of legal versus political interpretation, the telephone companies are actively pursuing their interests through the courts. We believe investors will increasingly overcome their concerns about regulatory uncertainty throughout the rest of this year and next.

--------------------------------------------------------------------------------

     Consolidation continues to be a dominant theme in telecommunications. SBC Communications completed its acquisition of Pacific Telesis, and Bell Atlantic continues to make progress toward closing on its merger with NYNEX. In addition, there have been several pending or completed transactions involving other Fund holdings. MFS Communications Co. was acquired by WorldCom, Inc., U.S. Robotics Corporation merged with 3Com Corp., and GTE Corp. acquired a national Internet service provider, BBN Corp. The anticipated outcome of all of these deals is the creation of larger enterprises capable of achieving greater economies of scale with improved operating efficiency. We expect additional benefits will be gained from expanded product and service offerings and improved market opportunities. As the competitive landscape changes, we expect further industry consolidation.

     These trends are consistent with our long-term view of a major industry with well-established participants that are evolving to a higher growth status. There are attractive investments among the better positioned, well-managed telephone companies as well as among several new participants because there is ample opportunity to create a proprietary position from which to grow and prosper. Our focus continues to be highly selective.

PORTFOLIO UPDATE

     Our segment weightings within the Fund have been determined by both company valuations and the business environment. In the early years of the Fund, telephone companies offered attractive value compared to alternative telecommunications-related investments. During the early 1990s, as RBOC valuations reached historic peaks, we decreased our telephone company positions in favor of investments in other segments of the telecommunications sector. We have subsequently rebuilt our position in telephone companies, and our current concentration is supported by attractive relative valuations, solid market positioning and strong cash flows.

--------------------------------------------------------------------------------

     Even though traditional telephone companies play an important role in the performance of the Fund, we would like to highlight our telecommunications service and equipment companies that round out our top 10 holdings. Listed to the left are our four largest such holdings and their contribution to the growth of net asset value (NAV) in the first half of 1997.


TOP TELECOMMUNICATIONS EQUIPMENT AND SERVICE HOLDINGS'
CONTRIBUTION TO NAV

  For the six months ended 6/30/97     Gain Per Fund Share
  --------------------------------------------------------
  America Online                              $0.39
  --------------------------------------------------------
  Lucent Technologies                         $0.20
  --------------------------------------------------------
  WorldCom, Inc.                              $0.15
  --------------------------------------------------------
  Motorola Inc.                               $0.12
  --------------------------------------------------------

     While this table is helpful in understanding each individual company's contribution, it also demonstrates the breadth and diversity of the industry. It is essential to capitalize on opportunities in other segments of the industry. We continue to find value outside the traditional telephone business without compromising our conservative investment discipline. The companies listed in the table are well positioned to maximize growth in their respective market segments, which include Internet service provisioning, long distance, alternative local phone service and communications infrastructure. The common denominator among all these companies is a well-defined strategy and a focused management team with a clear understanding of the need to generate high, sustainable returns on capital.

FUTURE INDUSTRY GROWTH

     As noted in Mr. Gerstner's quote at the opening of our letter, telecommunications will help shape the new world of information technology. Significantly for investors, information technology remains in the early stages of development and, as its growth accelerates, all segments of telecommunications should enjoy consistent, long-term expansion. For our shareholders, we firmly believe the industry will continue to afford us the ability to achieve our objectives of long-term growth and current income without taking undue risk.

LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

     Future opportunities for leading telecommunications companies may be in less mature areas that require a large percentage of a firm's available cash for reinvestment. Given the growth potential of the industry, we continue to support the prudent deployment of a company's cash in areas of the business that will enhance shareholder value. However, one outcome of increased investment may be less dividend opportunity. This changing environment is not expected to have a near-term effect on our dividend policy, but we feel it is important that our shareholders understand its possible future implications. Even in this evolving market, more moderate dividends should not be confused with a reduced emphasis on our disciplined application of our conservative investment approach.

     We thank you for your continued support. Our enthusiasm for investment opportunities remains very high, and we look forward to growing with the industry.

Sincerely,

/s/ Bruce E. Behrens      /s/ Liam D. Burke            /s/ J. Dorsey Brown, III
--------------------      -----------------            ------------------------
Bruce E. Behrens          Liam D. Burke                J. Dorsey Brown, III
President                 Executive Vice President     Executive Vice President

July 18, 1997

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------



  Telecommunications Holdings                        Percent of Net Assets
--------------------------------------------------------------------------
  I. REGIONAL BELL OPERATING COMPANIES
       (RBOCS):
       Ameritech Corporation                                  3.6%
       Bell Atlantic Corporation                              5.5
       SBC Communications Inc.                               18.3
       U.S. West Communications Group                         3.8
                                                             ----
                                                             31.2

 II. INDEPENDENT LOCAL EXCHANGE CARRIERS:
       Cincinnati Bell Inc.                                   5.9
       GTE Corporation                                        5.6
       Southern New England Telecommunications Corporation    4.1
                                                             ----
                                                             15.6

III. LONG DISTANCE TELEPHONE COMPANIES:
       Frontier Corporation                                   3.3
       LCI International Inc.                                 1.8
       Pacific Gateway Exchange, Inc.                         0.9
       Sprint Corporation                                     2.2
       WorldCom, Inc.                                         4.5
                                                             ----
                                                             12.7

 IV. FOREIGN TELEPHONE COMPANIES:
       Telefonica de Espana SA ADR                            1.8
       Telefonos de Mexico SA ADR                             2.3
       Vimpel-Communications--SP ADR                          1.0
                                                             ----
                                                              5.1

  V. TELECOMMUNICATION EQUIPMENT PROVIDERS:
       BlackBox Corporation                                   2.5
       CellStar Corporation                                   0.9
       Cisco Systems, Inc.                                    0.6
       DSC Communications Corporation                         0.7
       General Instrument Corporation                         0.9
       Lucent Technologies Inc.                               3.8
       Motorola Inc.                                          3.3
       3Com Corporation                                       1.9
                                                             ----
                                                             14.6

 VI. SPECIALTY TELECOMMUNICATION SERVICES:
       AirTouch Communications Inc.                           1.5
       America Online, Inc.                                   5.5
       Brooks Fiber Properties, Inc.                          1.1
       Mobile Telecommunication Technologies Corporation      1.0
       NEXTEL Communications Inc.                             0.6
       Orbital Sciences Corporation                           1.4
       Preferred Networks Inc.                                 --
       Qwest Communications International Inc.                1.4
       TCA Cable TV, Inc.                                     0.3
                                                             ----
                                                             12.8

       Total Telecommunications Industry                     92.0%
                                                             ====

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

ADDITIONAL PERFORMANCE INFORMATION

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. The Securities and Exchange Commission (SEC) requires that when we report such figures, we also include the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective 4.50% maximum sales charge for the Fund's Class A Shares, 4.00% maximum contingent deferred sales charge for the Fund's Class B Shares and 1.50% maximum sales charge and 1.00% maximum contingent deferred sales charge for the Fund's Class D Shares.

AVERAGE ANNUAL TOTAL RETURN


For the periods ended 6/30/97     1 Year         5 Years      10 Years        Since Inception*
-----------------------------------------------------------------------------------------------
Class A Shares                    14.59%         16.56%       15.13%              16.72%
-----------------------------------------------------------------------------------------------
Class B Shares                    15.14%            --           --               23.42%
-----------------------------------------------------------------------------------------------
Class D Shares                    16.80%            --           --               13.86%
-----------------------------------------------------------------------------------------------

   *Inception dates: Class A 1/18/84, Class B 1/3/95, Class D 4/6/93.

     The Fund's total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS                                                  JUNE 30, 1997
(Unaudited)

                                                                         Market Value
  Shares                     Security                                      (Note 1)
--------------------------------------------------------------------------------------
 TELECOMMUNICATIONS INDUSTRY--92.0%

COMMON STOCK--92.0%
    320,408      AirTouch Communications Inc.*                           $ 8,771,169
    600,000      America Online, Inc.*                                    33,375,000
    320,000      Ameritech Corporation                                    21,740,000
    439,108      Bell Atlantic Corporation                                33,317,319
    366,428      BlackBox Corporation*                                    14,748,727
    200,000      Brooks Fiber Properties, Inc.*                            6,750,000
    172,500      CellStar Corporation*                                     5,282,813
  1,130,100      Cincinnati Bell Inc.                                     35,598,150
     50,000      Cisco Systems, Inc.*                                      3,356,250
    200,000      DSC Communications Corporation*                           4,450,000
    993,400      Frontier Corporation                                     19,805,913
    214,700      General Instrument Corporation*                           5,662,712
    761,820      GTE Corporation                                          33,424,853
    496,841      LCI International Inc.*                                  10,868,397
    315,235      Lucent Technologies Inc.                                 22,716,622
    405,000      Mobile Telecommunication
                   Technologies Corporation*                               5,796,563
    265,000      Motorola Inc.                                            20,140,000
    200,000      NEXTEL Communications Inc. -- Class A*                    3,787,500
    520,347      Orbital Sciences Corporation*                             8,260,508
    200,000      Pacific Gateway Exchange, Inc.*                           5,650,000
     64,600      Preferred Networks Inc.*                                    125,162
    307,000      Qwest Communications International Inc.*                  8,365,750
  1,779,760      SBC Communications Inc.                                 110,122,650
    639,000      Southern New England
                   Telecommunications Corporation                         24,841,125
    250,000      Sprint Corporation                                       13,156,250
     53,400      TCA Cable TV, Inc.                                        2,009,175
    128,000      Telefonica de Espana SA ADR                              11,040,000
    285,000      Telefonos de Mexico SA ADR -- Series L                   13,608,750
    603,000      U.S. West Communications Group                           22,725,563
    150,000      Vimpel-Communications -- SP ADR*                          5,700,000
    851,300      WorldCom, Inc.*                                          27,241,600
    259,000      3Com Corporation*                                        11,655,000
                                                                        ------------

                 Total Telecommunications Industry
                   (Cost $333,116,502)                                   554,093,521
                                                                        ------------

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS (concluded)                                     JUNE 30, 1997
(Unaudited)


   Shares                                                                Market Value
 Par (000)                     Security                                    (Note 1)
--------------------------------------------------------------------------------------
 NON-TELECOMMUNICATIONS INDUSTRY--6.7%

COMMON STOCK--5.8%
    626,900      Alexander Haagen Properties, Inc.                      $ 10,187,125
    670,548      Conseco Inc.                                             24,810,276
                                                                        ------------
                 Total Common Stock
                   (Cost $11,766,103)                                     34,997,401
                                                                        ------------
CORPORATE BOND--0.9%
    $ 5,000      HMH Properties, 9.5%, 5/15/05
                   (Cost $4,913,910)                                       5,243,750
                                                                        ------------

                 Total Non-Telecommunications Industry
                   (Cost $16,680,013)                                     40,241,151
                                                                        ------------
REPURCHASE AGREEMENT--1.2%
      7,502      Goldman Sachs & Co., 5.75%
                   Dated 6/30/97, to be repurchased on
                   7/1/97, collateralized by U.S. Treasury
                   Notes with a market value of $7,652,098.
                   (Cost $7,502,000)                                       7,502,000
                                                                        ------------
TOTAL INVESTMENTS IN SECURITIES--99.9%
(Cost $357,298,515)**                                                    601,836,672

OTHER ASSETS IN EXCESS OF LIABILITIES, NET--0.1%                             181,553
                                                                        ------------

NET ASSETS--100.0%                                                      $602,018,225
                                                                        =============

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

NET ASSET VALUE PER:
  CLASS A SHARE
   ($549,406,330 / 30,448,275 shares outstanding)                     $18.04
                                                                      ======
  CLASS B SHARE
   ($23,829,402 / 1,329,688 shares outstanding)                       $17.92+
                                                                      ======
  CLASS D SHARE
   ($28,782,493 / 1,596,090 shares outstanding)                       $18.03++
                                                                      ======
MAXIMUM OFFERING PRICE PER:
  CLASS A SHARE
    ($18.04 / .955)                                                   $18.89
                                                                      ======

  CLASS B SHARE                                                       $17.92
                                                                      ======
--------
  *Non-income producing security.
 **Aggregate cost for federal tax purposes was $353,811,426.
  +Redemption value is $17.20 following a 4% maximum contingent deferred sales charge.
 ++Redemption value is $17.85 following a 1% maximum contingent deferred sales charge.


                       See Notes to Financial Statements.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                    For the Six
                                                                   Months Ended
                                                                     June 30,
--------------------------------------------------------------------------------
                                                                      1997(1)
Investment Income (Note 1):
   Dividends                                                        $ 6,393,442
   Interest                                                             487,291
     Less: Foreign taxes withheld                                      (115,087)
                                                                    -----------
            Total income                                              6,765,646
                                                                    -----------
Expenses:
   Investment advisory fee (Note 2)                                   1,947,724
   Distribution fee (Note 2)                                            811,457
   Transfer agent fee (Note 2)                                          256,522
   Accounting fee (Note 2)                                               58,429
   Printing and postage                                                  53,390
   Legal                                                                 44,542
   Custodian fees                                                        32,256
   Miscellaneous                                                         25,955
   Registration fees                                                     17,043
   Directors' fees                                                       15,805
   Audit                                                                 15,372
   Insurance                                                              8,241
                                                                    -----------
            Total expenses                                            3,286,736
                                                                    -----------
   Net investment income                                              3,478,910
                                                                    -----------

Realized and unrealized gain/(loss) on investments:
   Net realized gain from security transactions                      31,694,014
   Change in unrealized appreciation or depreciation of investments  50,951,186
                                                                    -----------
   Net gain on investments                                           82,645,200
                                                                    -----------
Net increase in net assets resulting from operations                $86,124,110
                                                                    ===========

-------
(1) Unaudited.


                       See Notes to Financial Statements.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                   For the Six        For the
                                                  Months Ended       Year Ended
                                                    June 30,         Dec. 31,
--------------------------------------------------------------------------------
                                                     1997(1)            1996
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                           $  3,478,910    $  9,222,665
   Net realized gain from security
     transactions                                    31,694,014      44,618,521
   Change in unrealized appreciation or
     depreciation of investments                     50,951,186      13,950,633
                                                   ------------    ------------
   Net increase in net assets resulting
     from operations                                 86,124,110      67,791,819
                                                   ------------    ------------
Distributions to Shareholders from:
   Net investment income:
     Class A Shares                                  (2,825,167)     (8,654,688)
     Class B Shares                                     (78,518)       (157,647)
     Class D Shares                                    (126,972)       (410,330)
   Net realized short-term gains:
     Class A Shares                                          --      (3,437,642)
     Class B Shares                                          --        (118,740)
     Class D Shares                                          --        (187,069)
   Net realized long-term gains:
     Class A Shares                                          --     (26,060,648)
     Class B Shares                                          --        (896,656)
     Class D Shares                                          --      (1,420,532)
                                                   ------------    ------------
   Total distributions                               (3,030,657)    (41,343,952)
                                                   ------------    ------------
Capital Share Transactions (Note 3):
   Proceeds from sale of shares                      15,360,106      36,388,229
   Value of shares issued in reinvestment
     of dividends                                     2,213,696      33,751,356
   Cost of shares repurchased                       (49,253,372)    (77,258,035)
                                                   ------------    ------------
   Decrease in net assets derived from
     capital share transactions                     (31,679,570)     (7,118,450)
                                                   ------------    ------------
   Total increase in net assets                      51,413,883      19,329,417

Net Assets:
   Beginning of period                              550,604,342     531,274,925
                                                   ------------    ------------
   End of period                                   $602,018,225    $550,604,342
                                                   ============    ============
-------
(1) Unaudited.


                       See Notes to Financial Statements.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(For a share outstanding throughout each period)
                                                                   For the Six
                                                                   Months Ended
                                                                     June 30,
--------------------------------------------------------------------------------
                                                                      1997(1)
Per Share Operating Performance:
   Net asset value at beginning of period                           $  15.59
                                                                    --------
Income from Investment Operations:
   Net investment income                                                0.11
   Net realized and unrealized gain/(loss) on investments               2.43
                                                                    --------
   Total from Investment Operations                                     2.54
                                                                    --------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains                                 (0.09)
   Distributions from net realized long-term gains                        --
                                                                    --------
   Total distributions                                                 (0.09)
                                                                    --------
   Net asset value at end of period                                 $  18.04
                                                                    ========

Total Return(2)                                                        16.34%
Ratios to Average Daily Net Assets:
   Expenses(3)                                                          1.15%(5)
   Net investment income(4)                                             1.31%(5)

Supplemental Data:
   Net assets at end of period (000)                                $549,406
   Portfolio turnover rate                                                34%(5)
   Average commissions per share(6)                                   $ 0.0615


-------
(1) Unaudited.
(2) Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 0.99%, 0.99%, 0.98% and 1.07% for the years ended December 31, 1995, 1994, 1993 and 1992, respectively.
(4) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 2.79%, 3.07%, 3.06% and 3.66% for the years ended December 31, 1995, 1994, 1993 and 1992, respectively.
(5) Annualized.
(6) Disclosure is required for fiscal years beginning after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

                                                                                      For the Year Ended December 31,

---------------------------------------------------------------------------------------------------------------------------------
                                                                1996            1995           1994          1993          1992
Per Share Operating Performance:
   Net asset value at beginning of period                     $  14.87       $  12.30       $  13.70      $  12.20      $  11.28
                                                              --------       --------       --------      --------      --------
Income from Investment Operations:
   Net investment income                                          0.27           0.40           0.41          0.42          0.42
   Net realized and unrealized gain/(loss) on investments         1.67           3.58          (1.27)         1.78          0.93
                                                              --------       --------       --------      --------      --------
   Total from Investment Operations                               1.94           3.98          (0.86)         2.20          1.35
                                                              --------       --------       --------      --------      --------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains                           (0.38)         (0.41)         (0.44)        (0.42)        (0.42)
   Distributions from net realized long-term gains               (0.84)         (1.00)         (0.10)        (0.28)        (0.01)
                                                              --------       --------       --------      --------      --------
   Total distributions                                           (1.22)         (1.41)         (0.54)        (0.70)        (0.43)
                                                              --------       --------       --------      --------      --------
   Net asset value at end of period                           $  15.59       $  14.87       $  12.30      $  13.70      $  12.20
                                                              ========       ========       ========      ========      ========

Total Return(2)                                                  13.46%         33.44%         (6.32)%       18.12%        12.35%
Ratios to Average Daily Net Assets:
   Expenses(3)                                                    1.14%          0.93%          0.92%         0.92%         0.92%
   Net investment income(4)                                       1.74%          2.85%          3.14%         3.12%         3.81%

Supplemental Data:
   Net assets at end of period (000)                          $505,371       $492,454       $435,805      $469,163      $307,641
   Portfolio turnover rate                                          20%            24%            23%           14%            6%
   Average commissions per share(6)                           $ 0.0696             --             --            --            --


                       See Notes to Financial Statements.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS -- CLASS B SHARES
(For a share outstanding throughout each period)
                                                                For the Six
                                                                Months Ended
                                                                  June 30,
--------------------------------------------------------------------------------
                                                                   1997(1)
Per Share Operating Performance:
   Net asset value at beginning of period                          $ 15.51
                                                                   -------
Income from Investment Operations:
   Net investment income                                              0.04
   Net realized and unrealized gain on investments                    2.43
                                                                   -------
   Total from Investment Operations                                   2.47
                                                                   -------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains                               (0.06)
   Distributions from net realized long-term gains                      --
                                                                   -------
   Total distributions                                               (0.06)
                                                                   -------
   Net asset value at end of period                                $ 17.92
                                                                   =======

Total Return(3)                                                      15.95%
Ratios to Average Daily Net Assets:
   Expenses(4)                                                        1.90%(6)
   Net investment income(5)                                           0.54%(6)

Supplemental Data:
   Net assets at end of period (000)                               $23,829
   Portfolio turnover rate                                              34%(6)
   Average commissions per share(7)                                  $0.0615


-------
(1) Unaudited.
(2) Commencement of operations.
(3) Total return excludes the effect of sales charge.
(4) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.74% (annualized) for the period ended December 31, 1995.
(5) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 2.09% (annualized) for the period ended December 31, 1995.
(6) Annualized.
(7) Disclosure is required for fiscal years beginning after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

                                                                             For the Period
                                                         For the Year       Jan. 3, 1995(2)
                                                        Ended Dec. 31,      through Dec. 31,
--------------------------------------------------------------------------------------------
                                                             1996                 1995
Per Share Operating Performance:
   Net asset value at beginning of period                  $ 14.83               $12.28
                                                           -------               ------
Income from Investment Operations:
   Net investment income                                      0.19                 0.30
   Net realized and unrealized gain on investments            1.63                 3.56
                                                           -------               ------
   Total from Investment Operations                           1.82                 3.86
                                                           -------               ------

Less Distributions:
   Distributions from net investment income
     and net realized short-term gains                       (0.30)               (0.31)
   Distributions from net realized long-term gains           (0.84)               (1.00)
                                                           -------               ------
   Total distributions                                       (1.14)               (1.31)
                                                           -------               ------
   Net asset value at end of period                        $ 15.51               $14.83
                                                           =======               ======

Total Return(3)                                              12.60%               32.42%
Ratios to Average Daily Net Assets:
   Expenses(4)                                                1.92%                1.70%(6)
   Net investment income(5)                                   0.95%                2.13%(6)

Supplemental Data:
   Net assets at end of period (000)                       $17,661               $7,504
   Portfolio turnover rate                                      20%                  24%
   Average commissions per share(7)                         $ 0.069(6)               --

                       See Notes to Financial Statements.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS D SHARES
(For a share outstanding throughout each period)

                                                                  For the Six
                                                                  Months Ended
                                                                    June 30,
--------------------------------------------------------------------------------
                                                                     1997(1)
Per Share Operating Performance:
   Net asset value at beginning of period                            $ 15.59
                                                                     -------
Income from Investment Operations:
   Net investment income                                                0.08
   Net realized and unrealized gain/(loss) on investments               2.43
                                                                     -------
   Total from Investment Operations                                     2.51
                                                                     -------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains                                 (0.07)
   Distributions in excess of net investment income                       --
   Distributions from net realized long-term gains                        --
                                                                     -------
   Total distributions                                                 (0.07)
                                                                     -------
   Net asset value at end of period                                  $ 18.03
                                                                     =======
Total Return(3)                                                        16.16%
Ratios to Average Daily Net Assets:
   Expenses(4)                                                          1.50%(6)
   Net investment income(5)                                             0.96%(6)
Supplemental Data:
   Net assets at end of period (000)                                 $28,782
   Portfolio turnover rate                                                34%(6)
   Average commissions per share(7)                                   $ 0.0615

----------
(1) Unaudited.
(2) Commencement of operations.
(3) Total return excludes the effect of sales charge.
(4) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.34%, 1.34% and 1.31% (annualized) for the years ended December 31, 1995, 1994 and the period ended December 31, 1993, respectively.
(5) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 2.44%, 2.74% and 1.98% (annualized) for the years ended December 31, 1995, 1994 and the period ended December 31, 1993, respectively.
(6) Annualized.
(7) Disclosure is required for fiscal years beginning after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

                                                                                                                  For the Period
                                                                                                                  April 6, 1993(2)
                                                                             For the Year Ended Dec. 31,          through Dec. 31,
----------------------------------------------------------------------------------------------------------------------------------
                                                                         1996           1995           1994             1993
Per Share Operating Performance:
   Net asset value at beginning of period                              $ 14.87        $ 12.30        $ 13.67          $ 13.21
                                                                       -------        -------        -------          -------
Income from Investment Operations:
   Net investment income                                                  0.22           0.34           0.37             0.25
   Net realized and unrealized gain/(loss) on investments                 1.67           3.58          (1.20)            0.80
                                                                       -------        -------        -------          -------
   Total from Investment Operations                                       1.89           3.92          (0.83)            1.05
                                                                       -------        -------        -------          -------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains                                   (0.33)         (0.35)         (0.42)           (0.31)
   Distributions in excess of net investment income                         --             --          (0.02)              --
   Distributions from net realized long-term gains                       (0.84)         (1.00)         (0.10)           (0.28)
                                                                       -------        -------        -------          -------
   Total distributions                                                   (1.17)         (1.35)         (0.54)           (0.59)
                                                                       -------        -------        -------          -------
   Net asset value at end of period                                    $ 15.59        $ 14.87        $ 12.30          $ 13.67
                                                                       =======        =======        =======          =======
Total Return(3)                                                          13.00%         32.91%         (6.13)%           8.01%
Ratios to Average Daily Net Assets:
   Expenses(4)                                                            1.49%          1.28%          1.27%            1.27%(6)
   Net investment income(5)                                               1.40%          2.50%          2.81%            2.73%(6)
Supplemental Data:
   Net assets at end of period (000)                                   $27,573        $31,317        $31,696          $23,481
   Portfolio turnover rate                                                  20%            24%            23%              14%
   Average commissions per share(7)                                     $ 0.0696           --             --               --

                       See Notes to Financial Statements.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies

     Flag Investors Telephone Income Fund, Inc. (the "Fund"), which is organized as a Maryland Corporation and commenced operations January 18, 1984, is registered under the Investment Company Act of 1940 as a non-diversified, open-end Investment Management Company. On January 18, 1984 (the exchange date), investors received five Fund shares for each American Telephone & Telegraph Company (AT&T) share, with rights to the divested Bell regional operating companies attached, in a tax-free exchange. The Fund's objective is to provide current income and long-term growth of capital without undue risk primarily by investing in common stock, securities convertible thereto and debt obligations of companies in the telephone industry and in income-producing securities (including debt obligations) of issuers in the telephone or other industries.

     The Fund consists of three share classes: Class A Shares, which commenced January 18, 1984; Class D Shares, which commenced April 6, 1993; and Class B Shares, which commenced January 3, 1995. The Fund has not sold Class D Shares since November 18, 1994, but existing shareholders may reinvest their dividends.

     The Class A, Class B and Class D Shares are subject to different sales charges. The Class A Shares have a front-end sales charge, the Class B Shares have a contingent deferred sales charge and the Class D Shares have both a front-end sales charge and a contingent deferred sales charge. In addition, each class has a different distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. SECURITY VALUATION--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

NOTE 1--concluded

        The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

     B. REPURCHASE AGREEMENTS--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     C. FEDERAL INCOME TAX--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

        The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     D. SECURITIES TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. For financial reporting purposes, the cost includes the value of the securities received in the exchange. For income tax purposes, the tax cost is based on the AT&T shares in the hands of the exchanging AT&T shareholders on the exchange date. Interest income is recorded on an accrual basis and includes the pro rata amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown Financial Corp., is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM") is the Fund's subadvisor. As compensation for its advisory services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.85% of the first $100 million, 0.75% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $200 million, 0.58% of the next $500 million, 0.53% of the next $500 million and 0.50% of the amount over $1.5 billion.

     As compensation for its subadvisory services, ICC pays ABIM a fee from its advisory fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.60% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million, 0.45% of the next $200 million, 0.40% of the next $500 million, 0.37% of the next $500 million and 0.35% of the amount over $1.5 billion.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. The Fund paid ICC $58,429 for accounting services for the six months ended June 30, 1997.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $256,522 for transfer agent services for the six months ended June 30, 1997.

     As compensation for providing distribution services, the Fund pays Alex. Brown & Sons Incorporated ("Alex. Brown") an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Class A Shares' average daily net assets, 1.00% (including a 0.25% shareholder servicing fee) of the Class B Shares' average daily net assets and 0.60% of the Class D Shares' average daily net assets. For the six months ended June 30, 1997, distribution fees aggregated $811,457, of which $631,466 was attributable to the Class A Shares, $99,287 was attributable to the Class B Shares and $80,704 was attributable to the Class D Shares. The Fund did not pay Alex. Brown any security transaction commissions for the six months ended June 30, 1997.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the period January 1, 1997 through June 30, 1997 was $13,692, and the accrued liability was $73,410.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 70 million shares of $.001 par value capital stock (60 million Class A, 5 million Class B, 3 million Class D and 2 million undesignated). Transactions in shares of the Fund were as follows:

                                                         Class A Shares
                                                 -------------------------------
                                                   For the Six        For the
                                                  Months Ended      Year Ended
                                                 June 30, 1997*    Dec. 31, 1996
                                                 --------------    -------------
Shares sold                                           720,521         1,730,953
Shares issued to shareholders on
   reinvestment of dividends                          135,713         2,022,300
Shares redeemed                                    (2,829,655)       (4,451,593)
                                                 ------------      ------------
Net decrease in shares outstanding                 (1,973,421)         (698,340)
                                                 ============      ============

Proceeds from sale of shares                     $ 11,596,764      $ 26,738,906
Value of reinvested dividends                       2,030,153        30,812,547
Cost of shares redeemed                           (45,571,534)      (69,090,064)
                                                 ------------      ------------
Net decrease from capital share transactions     $(31,944,617)     $(11,538,611)
                                                 ============      ============

                                                         Class B Shares
                                                 -------------------------------
                                                   For the Six        For the
                                                  Months Ended      Year Ended
                                                 June 30, 1997*    Dec. 31, 1996
                                                 --------------    -------------
Shares sold                                           234,653           628,129
Shares issued to shareholders on
   reinvestment of dividends                            4,745            73,229
Shares redeemed                                       (48,320)          (68,656)
                                                   ----------       -----------
Net increase in shares outstanding                    191,078           632,702
                                                   ==========       ===========
Proceeds from sale of shares                       $3,763,342       $ 9,649,323
Value of reinvested dividends                          70,602         1,109,830
Cost of shares redeemed                              (776,632)       (1,071,919)
                                                   ----------       -----------
Net increase from capital share transactions       $3,057,312       $ 9,687,234
                                                   ==========       ===========
---------
*Unaudited.
                                                                              23

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)
NOTE 3--concluded
                                                         Class D Shares
                                                 -------------------------------
                                                   For the Six        For the
                                                  Months Ended      Year Ended
                                                 June 30, 1997*    Dec. 31, 1996
                                                 --------------    -------------
Shares sold                                                --                --
Shares issued to shareholders on
   reinvestment of dividends                            7,550           120,074
Shares redeemed                                      (180,078)         (456,901)
                                                  -----------       -----------
Net decrease in shares outstanding                   (172,528)         (336,827)
                                                  ===========       ===========
Proceeds from sale of shares                      $        --       $        --
Value of reinvested dividends                         112,941         1,828,979
Cost of shares redeemed                            (2,905,206)       (7,096,052)
                                                  -----------       -----------
Net decrease from capital share transactions      $(2,792,265)      $(5,267,073)
                                                  ===========       ===========
---------
*Unaudited.

NOTE 4--Investment Transactions

     Excluding short-term and U.S. government obligations, purchases of investment securities aggregated $94,141,826 and sales of investment securities aggregated $126,633,465 for the six months ended June 30, 1997.

     On June 30, 1997, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $247,982,621 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,444,464.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

NOTE 5--Net Assets

     On June 30, 1997, net assets consisted of:

Paid-in capital:
   Class A Shares                                                   $270,858,462
   Class B Shares                                                     19,674,366
   Class D Shares                                                     20,867,532
Undistributed net investment income                                      448,253
Accumulated net realized gain from security transactions              45,631,455
Unrealized appreciation of investments                               244,538,157
                                                                    ------------
                                                                    $602,018,225
                                                                    ============
NOTE 6--Merger Agreement

     On April 6, 1997, Bankers Trust New York Corporation and Alex. Brown Incorporated announced that they had signed a definitive agreement to merge. The merger, which is expected to be completed by the fourth quarter of 1997, is subject to customary closing conditions, including certain regulatory and shareholder approvals.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

                                TRUMAN T. SEMANS
                                    Chairman

              CHARLES W. COLE, JR.                  J. DORSEY BROWN, III
                    Director                      Executive Vice President

                JAMES J. CUNNANE                       LIAM D. BURKE
                    Director                      Executive Vice President

                RICHARD T. HALE                    HOBART C. BUPPERT, II
                    Director                           Vice President

                JOHN F. KROEGER                         LEE S. OWEN
                    Director                           Vice President

                 LOUIS E. LEVY                        GARY V. FEARNOW
                    Director                           Vice President

               EUGENE J. MCDONALD                    EDWARD J. VEILLEUX
                    Director                           Vice President

                REBECCA W. RIMEL                      SCOTT J. LIOTTA
                    Director                    Vice President and Secretary

               CARL W. VOGT, ESQ.                    JOSEPH A. FINELLI
                    Director                             Treasurer

                BRUCE E. BEHRENS                     LAURIE D. COLLIDGE
                   President                        Assistant Secretary


INVESTMENT OBJECTIVE

A mutual fund designed to provide current income and long-term growth of capital without undue risk primarily by investing in common stock, securities convertible thereto and debt obligations of companies in the telephone industry and in income-producing securities (including debt obligations) of issuers in the telephone or other industries.

                      This page intentionally left blank.

                      This page intentionally left blank.

    This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

    For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

                             [Flag Investors Logo]

                                     GROWTH

                      Flag Investors Emerging Growth Fund
                      Flag Investors Equity Partners Fund
                       Flag Investors International Fund

                                 EQUITY INCOME

                   Flag Investors Real Estate Securities Fund
                      Flag Investors Telephone Income Fund

                                    BALANCED

                       Flag Investors Value Builder Fund

                                     INCOME

                 Flag Investors Short-Intermediate Income Fund
             Flag Investors Total Return U.S. Treasury Fund Shares

                                TAX-FREE INCOME

                  Flag Investors Managed Municipal Fund Shares
           Flag Investors Maryland Intermediate Tax-Free Income Fund

                                 CURRENT INCOME

                    Flag Investors Cash Reserve Prime Shares





                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                  800-767-FLAG

                                Distributed by:
                               ALEX. BROWN & SONS
                                  INCORPORATED